Principal Funds, Inc.
Supplement dated December 16, 2022
to the Prospectus dated March 1, 2022
(as previously supplemented)

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR THE FOLLOWING FUNDS
CORE FIXED INCOME FUND
LARGECAP S&P 500 INDEX FUND
PRINCIPAL CAPITAL APPRECIATION FUND
SMALLCAP FUND
SHARE CLASS CONVERSION NOTICE: On December 13, 2022, the Fund’s Board of Directors approved the conversion of the Fund’s Class C shares into Class A shares. Following the close of business on May 19, 2023, Class C shares of the Fund will automatically convert into Class A shares of the Fund on the basis of the share classes’ relative net asset values on such date. The conversion will not result in the imposition of a sales charge or any other charge. As a result of the conversion, the affected shareholders will be in a better position with respect to expenses, as expenses are lower for Class A shares than for the current Class C shares. The Fund expects these share class conversions will not constitute taxable sales or exchanges to shareholders. Effective as of the close of the New York Stock Exchange on March 24, 2023, Class C shares will no longer be available for purchase except in limited circumstances.
On or about May 19, 2023, delete references to Class C shares of this Fund, including information regarding the conversion plan, from the Prospectus.
In the Purchase and Sale of Fund Shares section, after the table, add the following paragraph:
Effective as of the close of the New York Stock Exchange on March 24, 2023, Class C shares will no longer be available for purchase except in limited circumstances.

SUMMARY FOR DIVERSIFIED INCOME FUND
On December 16, 2022, in the Sub-Advisors section, delete MetLife Investment Management, LLC.

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